United States Department of the Interior
Bureau of Land Management
DIV OF SUPPORT SERVICES
P.O. BOX 12000
RENO, NV 89520
Phone: (775) 861-6400

Receipt

No: 1756718

Transaction #: 1814156
Date of Transaction: 08/07/2008

CUSTOMER:	TUFFNELL LTD 1802 CARSON ST, STE 212 CARSON CITY,NV 89701

LINE #	QTY	DESCRIPTION	REMARKS	UNIT PRICE	TOTAL
1	1.00	LOCATABLE MINERALS / MINING CLAIMS-NOT NEW-UNADJUD,ONE AUTH NO. ONLY / MINING CLAIM MONEY RECEIVED (455) **CASES:** NMC995242/$500.00	2009 MAINTENANCE FEES FOR USE 1 ETAL	- n/a -	500.00
				TOTAL:	**$500.00**

PAYMENT INFORMATION

1	AMOUNT:	$500.00	POSTMARKED:	8/5/08 0:00
	TYPE:	CHECK	RECEIVED:	08/07/2008
	CHECK NO:	4508		
	NAME:	DELAHUNTE, WILLIAM K 2351 N BANNAVITCH PAHRUMP NV 89060		

REMARKS

This receipt was generated by the automated BLM Collections and Billing System and is a paper representation of a portion of the official electronic record contained therein.

United States Department of the Interior
Bureau of Land Management
DIV OF SUPPORT SERVICES
P.O. BOX 12000
RENO, NV 89520
Phone: (775) 861-6400

Receipt

No: 1756715

Transaction #: 1814154
Date of Transaction: 08/07/2008

CUSTOMER:	TUFFNELL LTD 1802 CARSON ST, STE 212 CARSON CITY,NV 89701

LINE #	QTY	DESCRIPTION	REMARKS	UNIT PRICE	TOTAL
1	4.00	LOCATABLE MINERALS / MINING CLAIMS-NEW,UNADJUD, ONE OR MORE AUTH NOS / NEW MINING CLAIM PROCESSING FEE $15 (1930) **CASES:** NMC995242/$15.00, NMC995243/ $15.00, NMC995244/$15.00, NMC995245/ $15.00	NEW MINING CLAIMS FOR USE 1 ETAL	- n/a -	60.00
2	4.00	LOCATABLE MINERALS / MINING CLAIMS-NEW,UNADJUD, ONE OR MORE AUTH NOS / NEW MINING CLAIM LOCATION FEE $30 (1993) **CASES:** NMC995242/$30.00, NMC995243/ $30.00, NMC995244/$30.00, NMC995245/ $30.00		- n/a -	120.00
3	4.00	LOCATABLE MINERALS / MINING CLAIMS-NEW,UNADJUD, ONE OR MORE AUTH NOS / NEW MINING CLM MAINT FEE $125 (1993 **CASES:** NMC995242/$125.00, NMC995243/ $125.00, NMC995244/$125.00, NMC995245/ $125.00		- n/a -	500.00
				TOTAL:	**$680.00**

PAYMENT INFORMATION

1	AMOUNT:	$680.00	POSTMARKED:	8/5/08 0:00
	TYPE:	CHECK	RECEIVED:	08/07/2008
	CHECK NO:	4507		
	NAME:	DELAHUNTE, WILLIAM K 2351 N BANNAVITCH		

		PAHRUMP NV 89060

REMARKS

This receipt was generated by the automated BLM Collections and Billing System and is a paper representation of a portion of the official electronic record contained therein.

AUGUST 1,2008

REC'D - BLM - NSO
9:00 A.M. AUG 07 2008

Dear Sir,

1] Here is the fees to locate and hold the two claim groups VET andUSE
$680.00 + $500.00

2] W.K.Delahunte will be abandoning ZAG 1,2,3,4, effective 30 august 2008 the NMC#s are
977678,977679,977680,977681 and Esmeralda doc.# 169523-169527

Please send all completed paperwork to me and I will forward it to them[I need to make copies]
If there is a problem feel free to call me @775-846-3664

W.K.DELAHUNTE
2351 N BANNAVITCH
PAHRUMP NV 89060

NEVADA NMC
995242

> **The undersigned hereby affirms that this document submitted for recording does not contain a social security number. (NRS 39B.030)**

CERTIFICATE OF LOCATION
LODE MINING CLAIM

TO ALL WHOM IT MAY CONCERN:

The undersigned hereby certifies that he has caused to be located the USE 1 Lode Mining Claim in the following quarter sections(s):

1/4	Section	Township	Range	Meridian
NE	7	1N	40E	MDM

RECORDER'S STAMP

in Esmeralda County Nevada, on the 19 day of July, 2008

Name and mailing address of locator is: TuFFnell LTD
1802 Carson ST Suite 212
Carson City NV 89701

The Claim is approximately 1500 feet long and 600 feet wide, such that 1450 feet are claimed in a Westerly direction and 50 feet in a Easterly direction from the point of discovery (monument of location), at which the Notice of Location was posted, together with 300 feet on each side of the monument of location and center line of the Claim. The general course of the lode or vein is from the West to the East direction.

The number, location and markings on each corner monument are as follows:

	Location	Markings	Description
No. 1:	NorthWest cor	NW 1 USE 1	2"x3"x48" wood post
No. 2:	NorthEast cor	NE 2 USE 1	2"x3"x48" wood post
No. 3:	SouthEast cor	SE 3 USE 1	2"x3"x48" wood post
No. 4:	SouthWest cor	SW 4 USE 1	2"x3"x48" wood post

As erected on the ground, each corner monument is marked as described above by Stamped Metal Tags (e.g. metal tags, paint on posts).

The work of location consisted of making a claim map as provided in NRS 517.040.

Dated this 20 day of July, 2008

SIGNATURE OF LOCATOR:

REC'D - BLM - NSO
9:00 A.M. AUG 07 2008

By [signature]
~~Owner, Claim~~ant, or Agent Signature

WK Delahunte
~~Owner, Cla~~imant, or Agent Name (printed)

Suggested Form - Nevada Division of Minerals (REV. 11/13/2006 LV)
Nevada Lode Certificate of Location - NRS 517.050

NEVADA NMC
995243

The undersigned hereby affirms that this document submitted for recording does not contain a social security number. (NRS 39B.030)

CERTIFICATE OF LOCATION
LODE MINING CLAIM

TO ALL WHOM IT MAY CONCERN:

The undersigned hereby certifies that he has caused to be located the USE 2 Lode Mining Claim in the following quarter sections(s):

1/4	Section	Township	Range	Meridian
NE	7	1N	40E	MDM
NW	8	1N	40E	MDM

RECORDER'S STAMP

in Esmeralda County, Nevada, on the 19 day of July, 2008

Name and mailing address of locator is: Tu FFnell LTD
1802 Carson St Suite 212
Carson City NV 89701

The Claim is approximately 1500 feet long and 600 feet wide, such that 50 feet are claimed in a Westerly direction and 1450 feet in a Easterly direction from the point of discovery (monument of location), at which the Notice of Location was posted, together with 300 feet on each side of the monument of location and center line of the Claim. The general course of the lode or vein is from the West to the East direction.

The number, location and markings on each corner monument are as follows:

	Location	Markings	Description
No. 1:	North West cor	NW 1 USE 2	2"X3"X48" wood post
No. 2:	North East cor	NE 2 USE 2	2"X3"X48" wood post
No. 3:	South East cor	SE 3 USE 2	2"X3"X48" wood post
No. 4:	South West cor	SW 4 USE 2	2"X3"X48" wood post

As erected on the ground, each corner monument is marked as described above by Stamped Metal Tags (e.g. metal tags, paint on posts).

The work of location consisted of making a claim map as provided in NRS 517.040.

Dated this 20 day of July, 2008

REC'D - BLM - NSO
8:00 A.M. AUG 07 2008

SIGNATURE OF LOCATOR:

By [signature]
~~Owner,~~ ~~Claimant~~, or Agent Signature

TWK Delahunte
~~Owner,~~ ~~Claimant~~, or Agent Name (printed)

Suggested Form - Nevada Division of Minerals (REV. 11/13/2006 LV)
Nevada Lode Certificate of Location - NRS 517.050

NEVADA NMC
995244

The undersigned hereby affirms that this document submitted for recording does not contain a social security number. (NRS 39B.030)

CERTIFICATE OF LOCATION
LODE MINING CLAIM

TO ALL WHOM IT MAY CONCERN:

The undersigned hereby certifies that he has caused to be located the USE 3 Lode Mining Claim in the following quarter sections(s):

1/4	Section	Township	Range	Meridian
NE	7	1N	40E	MDM

RECORDER'S STAMP

in Esmeralda County, Nevada, on the 19 day of July, 2008

Name and mailing address of locator is: TuFFNell LTD
1802 N. Carson St. Suite 212
Carson City NV. 89701

The Claim is approximately 1500 feet long and 600 feet wide, such that 1450 feet are claimed in a Westerly direction and 50 feet in a Easterly direction from the point of discovery (monument of location), at which the Notice of Location was posted, together with 300 feet on each side of the monument of location and center line of the Claim. The general course of the lode or vein is from the West to the East direction.

The number, location and markings on each corner monument are as follows:

	Location	Markings	Description
No. 1:	NorthWest cor	NW 1 USE 3	2"x3"x48" wood post
No. 2:	North East cor	NE 2 USE 3	2"x3"x48" wood post
No. 3:	South East cor	SE 3 USE 3	2"x3"x48" wood post
No. 4:	South West cor	SW 4 USE 3	2"x3"x48" wood post

As erected on the ground, each corner monument is marked as described above by Stamped Metal Tags (e.g. metal tags, paint on posts).

The work of location consisted of making a claim map as provided in NRS 517.040.

Dated this 20 day of July, 2008

REC'D - BLM - NSO
9:00 AM AUG 07 2008

SIGNATURE OF LOCATOR:

By [signature]
~~Owner, Claimant~~, or Agent Signature

WK Delahunte
~~Owner, Claimant~~, or Agent Name (printed)

Suggested Form - Nevada Division of Minerals (REV. 11/13/2006 LV)
Nevada Lode Certificate of Location - NRS 517.050

NEVADA NMC
995245

The undersigned hereby affirms that this document submitted for recording does not contain a social security number. (NRS 39B.030)

CERTIFICATE OF LOCATION
LODE MINING CLAIM

TO ALL WHOM IT MAY CONCERN:

The undersigned hereby certifies that he has caused to be located the USE 4 Lode Mining Claim in the following quarter sections(s):

1/4	Section	Township	Range	Meridian
NE	7	1N	40E	MDM
NW	8	1N	40E	MDM

RECORDER'S STAMP

in Esmeralda County, Nevada, on the 19 day of July, 2008

Name and mailing address of locator is: TuFFnell LTD
1802 N Carson St Suite 212
Carson City NV 89701

The Claim is approximately 1500 feet long and 600 feet wide, such that 50 feet are claimed in a Westerly direction and 1450 feet in a Easterly direction from the point of discovery (monument of location), at which the Notice of Location was posted, together with 300 feet on each side of the monument of location and center line of the Claim. The general course of the lode or vein is from the West to the East direction.

The number, location and markings on each corner monument are as follows:

	Location	Markings	Description
No. 1:	NorthWest cor	NW 1 USE 4	2"x3"x48" wood post
No. 2:	NorthEast cor	NE 2 USE 4	2"x3"x48" wood post
No. 3:	South East cor	SE 3 USE 4	2"x3"x48" wood post
No. 4:	South West cor	SW 4 USE 4	2"x3"x48" wood post

As erected on the ground, each corner monument is marked as described above by Stamped Metal Tags (e.g. metal tags, paint on posts).

The work of location consisted of making a claim map as provided in NRS 517.040.

Dated this 20 day of July, 2008

SIGNATURE OF LOCATOR:

By [signature]
~~Owner, Claimant~~, or Agent Signature

REC'D - BLM - NSO
9:00 A.M. AUG 07 2008

W K Delahunte
Owner, Claimant, or Agent Name (printed)

Suggested Form - Nevada Division of Minerals (REV. 11/13/2006 LV)
Nevada Lode Certificate of Location - NRS 517.050

The undersigned hereby affirms that this document submitted for recording does not contain a social security number. (NRS 39B.030)

AFFIDAVIT AND NOTICE OF INTENT TO HOLD MINING CLAIM(S) AND SITE(S)

TO ALL WHOM IT MAY CONCERN:

The undersigned certifies that the owner or claimant intended or intends to hold the mining claim(s), mill site(s), and/or tunnel site(s) listed below from 12:00 p.m. on September 1 of the year this affidavit was made and recorded, until 11:59 a.m. on September 1 2009

RECORDER'S STAMP

The claim map showing said claim(s) is filed in the ESMERALDA County records.

Name of claim(s) or site(s):	BLM Serial No(s):
USE 1	NOT YET ASSIGNED
USE 2	" " "
USE 3	" " "
USE 4	" " "

RECD - BLM - NSO
9:00 A.M. AUG 07 2008

Name and mailing address of owner or claimant:
Tuffnell LTD
1802 N CARSON St Suite 212
CARSON CITY NV 89701

Dated this 27 day of July, 2008

By [signature]
~~Owner, Claimant~~, Agent, or Lessee Signature

W.L. Delahunte
~~Owner, Claimant~~, Agent, or Lessee Name (printed)

STATE OF NEVADA
COUNTY OF NYE

Subscribed and sworn to by [signature]
(*Owner, Claimant, Agent, or Lessee Signature*)
before me this 4 day of AUGUST, 2008.

TIFFANY SULITIS
NOTARY PUBLIC
STATE OF NEVADA
Date Appointment Exp: 08-09-09
Certificate No: 05-100296-14

[signature]
NOTARY PUBLIC (*Signature*)

Suggested Form - Nevada Division of Minerals (REV 11/13/2006 LV)
Nevada Affidavit/Notice of Intent to Hold, NRS 517.230

United States Department of the Interior
Bureau of Land Management
DIV OF SUPPORT SERVICES
P.O. BOX 12000
RENO, NV 89520
Phone: (775) 861-6400

Receipt

No: 1991371

Transaction #: 2055586	
Date of Transaction: 08/28/2009	
CUSTOMER:	TUFFNELL LTD 1802 N CARSON ST STE 212 CARSON CITY,NV 89701-1230 US

LINE #	QTY	DESCRIPTION	REMARKS	UNIT PRICE	TOTAL
1	1.00	LOCATABLE MINERALS / MINING CLAIMS-NOT NEW-UNADJUD,ONE AUTH NO. ONLY / MINING CLAIM MONEY RECEIVED **CASES:** NMC99542/$560.00	2010 MINING CLAIM MAINTENANCE FEES - USE 1 ET AL	- n/a -	560.00
				TOTAL:	**$560.00**

PAYMENT INFORMATION				
1	AMOUNT:	560.00	POSTMARKED:	08/26/2009
	TYPE:	CHECK	RECEIVED:	08/28/2009
	CHECK NO:	4783		
	NAME:	DELAHUNTE, WLLIAM K 1802 N CARSON ST STE 212 CARSON CITY NV 89701-1230 US		

REMARKS
NOTE: ALL CLAIMS ARE CLOSED IN LR-2000 (SM 8/28/2009)

This receipt was generated by the automated BLM Collections and Billing System and is a paper representation of a portion of the official electronic record contained therein.

The following Document contains no Personal Information as defined by NRS 603A.040

AFFIDAVIT AND NOTICE OF INTENT TO HOLD
MINING CLAIM(S) AND SITE(S)

TO ALL WHOM IT MAY CONCERN:

The undersigned certifies that the owner or claimant intended or intends to hold the mining claim(s), mill site(s), and/or tunnel site(s) listed below from 12:00 p.m. on September 1 of the year before this affidavit was made and recorded, until 11:59 a.m. on September 1 of the year that this affidavit was made and recorded.

RECORDER'S STAMP

The claim map showing said claim(s) is filed in the ESMERALDA County records.

Name of claim(s) or site(s):	BLM Serial No(s):
USE 1	99542
USE2	99543
USE3	99544
USE4	99545

REC'D - BLM - NSO
AUG 28 2009
9:00 A.M.

A total number of 4 **claims is being filed with this document.**

Name and mailing address of owner or claimant:
Tuffnell inc
1802 N CARSON st suite 212
CARSON CITY NV 89701

Dated this 26 day of AUGUST, 2009

By [signature]
Owner, Claimant, Agent, or Lessee Signature

W.K.Delahunte
Owner, Claimant, Agent, or Lessee Name (printed)

STATE OF NEVADA.
COUNTY OF CLARK

Subscribed and sworn to by [signature]
(Owner, Claimant, Agent, or Lessee)
before me this 26 day of August, 2009

Notary Public - State of Nevada
COUNTY OF CLARK
BECKI DRISKEL

[signature]
NOTARY PUBLIC *(Signature)*

Suggested Form - Nevada Division of Minerals (REV 11/16/2007 LV)
Nevada Affidavit/Notice of Intent to Hold, NRS 517.230